Fair Value (Details1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Carrying Fair Value Amount, Loans held for sale	$ 42,881
Aggregate Unpaid Principle, Loans held for sale	41,668
Difference,Loans held for sale	$ 1,213